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                                                                   EXHIBIT 10.51


                               FINANCIAL COVENANTS
                                ADDENDUM NO. 001
                            TO MASTER LEASE AGREEMENT

                          DATED AS OF DECEMBER 27, 2001


THIS ADDENDUM (this "Addendum") amends and supplements the above referenced agreement (the "Agreement"), between General Electric Capital Corporation (together with its successors and assigns, if any, "Lender") and Ariad Pharmaceuticals, Inc. (each of the aforementioned parties shall hereinafter be collectively referred to as "Borrower") and is hereby incorporated into the Agreement as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

The Agreement is hereby amended by adding the following:

FINANCIAL COVENANTS.

(a) Borrower shall, at all times during the term of the Agreement, comply with the following:

       Maintain minimum Unrestricted Cash (as defined below) in the amount of $10,000,000.00. If this covenant is violated, Borrower will provide Lender within ten (10) days of such occurrence, an irrevocable letter of credit as described in section (c) below.

       Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than twenty four (24) months, less cash pledged to other parties and any contingent liability associated with similar cash covenants under leases, loans or other financial arrangements.

(b) COMPLIANCE REPORTS. Borrower's Authorized Representative shall certify that Borrower is in compliance with the requirements of subsection (a) above. Such notification and certification shall be provided within ninety (90) days after the end of each fiscal year, the "Compliance Date"), reflecting such information as of the end of such fiscal year. If Borrower fails timely to provide such notification and compliance certificates, within fifteen (15) days after the Compliance Date, such failure shall automatically be deemed a default under the Agreement without notice or other act by Lender. The reports required under this section are in addition to and not a substitute for the reports required under the REPORTS Section of the Agreement.

(c) The irrevocable letter of credit provided pursuant to this addendum under a default of Financial Covenant shall be (i) in an amount equal to the total of all Borrower's then outstanding Indebtedness to Lender under this Agreement, (ii) issued by a bank which is acceptable to Lender in its sole discretion, (iii) in the form attached as Exhibit A or as may be acceptable to Lender in its sole discretion, and (iv) for an initial term of at least one (1) year with automatic renewals thereafter (without amendment except for extension of the then current expiration date by an additional year) until Borrower has received written notice from Lender to the effect that the letter of credit is being released in its entirety. Borrower shall also execute a Letter of Credit Agreement in the form attached as Exhibit B.

Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. This Addendum is not binding nor effective with respect to the Lease until executed on behalf of Lender and Borrower by authorized representatives of Lender and Borrower.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.


LENDER:                               BORROWER:


GENERAL ELECTRIC CAPITAL CORPORATION  ARIAD PHARMACEUTICALS, INC.


By: /s/ John Edel                     By: /s/ Brian A. Lajoie
    ---------------------------           --------------------------------------
    Name: JOHN EDEL                       Name:  BRIAN A. LAJOIE
    Title: SVP                            Title: Interim Chief Financial Officer



                                      ATTEST

                                      By: /s/ Joseph Bratica
                                          --------------------------------------
                                          Name: Joseph Bratica